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                                                                 Exhibit 10.1

                 FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

    THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of February 29, 2000, by and among
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FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K
                                                            ------
HEALTHCARE RESOURCES, INC. ("D & K"), JARON, INC. ("Jaron") and JEWETT DRUG
                             -----                  -----
CO., a South Dakota corporation ("Jewett") (D & K, Jaron and Jewett are
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sometimes hereinafter referred to individually as "Borrower" and collectively
                                                   --------
as "Borrowers").
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                            Preliminary Statements
                            ----------------------

    A. Lender, and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of August 7, 1998 (as amended, restated or renewed from time to time, the "Loan Agreement"). Capitalized
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terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

    B. D & K has requested that Lender amend certain provisions of the Loan Agreement on and subject to the terms hereof.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1.   Increase in Letter of Credit Sublimit.  The Loan Agreement is hereby
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amended by deleting Section 1.2 [RELATING TO LETTERS OF CREDIT; LC GUARANTIES]
in its entirety and replacing it the following new Section 1.2:

         1.2       Letters of Credit; LC Guaranties.  Lender agrees, for so
                   --------------------------------
    long as no Default or Event of Default exists and if requested by D&K on its own behalf or as agent for any Borrower, to (i) issue its or cause to be issued its Affiliate's, Letters of Credit for the account of any Borrower, or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment of performance by any Borrower of its reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrower's account by any other Persons in support of such Borrower's obligations (other than obligations for the repayment of Money Borrowed), provided that the LC Amount at any time shall not
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    exceed $25,000,000.  No Letter of Credit or LC Guaranty may have an expiration date that is after the last day of the Original Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral, and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

    2.   No Claims.  Borrowers acknowledge that there are no existing claims,
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defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

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    3.   Miscellaneous.  Except as expressly set forth herein, there are no
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agreements or understandings, written or oral, between any Borrower and
Lender relating to the Loan Agreement and the other Loan Documents that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.

    IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.

                              FLEET CAPITAL CORPORATION

                              By:/s/ Edward M. Bartkowski
                                 -------------------------------------------
                                 Name: Edward M. Bartkowski
                                 Title:  SVP


                              D & K HEALTHCARE RESOURCES, INC.

                              By: /s/ Thomas S. Hilton
                                 -------------------------------------------
                                 Name: Thomas S. Hilton
                                 Title:  Senior VP and CFO


                              JARON, INC.

                              By: /s/ Thomas S. Hilton
                                 -------------------------------------------
                                 Name: Thomas S. Hilton
                                 Title:  VP


                              JEWETT DRUG CO.

                              By:  /s/ Thomas S. Hilton
                                 -------------------------------------------
                                 Name:  Thomas S. Hilton
                                 Title:  VP